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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  January 26, 1995



                          Transamerica Corporation
           (Exact name of registrant as specified in its charter)


         Delaware                  1-2964             94-0932740
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)           File Number)      Identification No.)


        600 Montgomery Street
        San Francisco, California                        94111
 (Address of principal executive offices)             (Zip Code)



     Registrant's telephone number, including area code:  (4l5) 983-4000




                               Not applicable
       (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     Transamerica Corporation's Board of Directors recently approved, subject to shareholder approval, the 1995 Performance Stock Option Plan, which is attached hereto as an exhibit.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          10.1  1995 Performance Stock Option Plan.


                                 Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSAMERICA CORPORATION
(Registrant)

Burton E. Broome
Vice President and Controller

Date:  March 3, 1995